Investor December 2015 247 150 70 238 47 36 156 199 70 205 205 205 Exhibit 99.1 Presentation

Disclaimer Disclaimer The information contained in this presentation is as of the date hereof, and the Company has no obligation to update such information, including in the event that such information becomes inaccurate. This presentation has been prepared solely for informational purposes only. The Recipient should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. The Recipient should consult its own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. Nothing contained herein is, or shall be relied upon as, a promise or representation as to the past or future. This presentation does not purport to be all-inclusive or to contain all of the information that the Recipient may require.  Forward-Looking Statements This presentation includes statements that are, or may deemed to be, forward-looking statements. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “intends,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, operating leverage strategies and the industry in which we operate. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. As a result we caution you against relying on any forward-looking statement. The following listing represents some, but not necessarily all, of the factors that may cause actual results to differ from those anticipated or predicted: our ability to open and operate new restaurants in existing and new markets and expand our franchise system profitably as contemplated by our business strategy; our ability to compete with other quick service and fast casual restaurants; the impact of the global economic crisis on our business and financial results; our ability to achieve our targeted cash- on-cash return, first year store revenues, net development costs or store-level EBITDA margin for new store openings; changes in consumer preferences, general economic conditions or consumer discretionary spending; the effect of competition in our industry; potential fluctuations in our quarterly operating results due to seasonality and other factors; the impact of potential fluctuations in the availability and cost of food and other supplies; labor shortages, labor disputes, increased labor costs, including increased labor costs resulting from minimum wage increases; the impact of instances of food-borne illness and outbreaks of disease; adverse weather and other unforeseen conditions, especially in Southern California; the impact of federal, state or local government regulations relating to our personnel or the sale of food; legislative or regulatory changes; the continued service of key management personnel; our ability to attract, motivate and retain qualified personnel; the impact of litigation; changes in accounting principles, policies or guidelines; changes in general economic conditions or conditions in securities markets or the banking industry; a materially adverse change in our financial condition; adverse local conditions, events, terrorist attacks, weather and natural disasters; and other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting operations, pricing and services. These factors, along with additional factors, are described more fully in the registration statement filed by the Company with the SEC on July 2, 2015, as amended or supplemented from time to time, particularly in the section titled “Risk Factors.” Any forward-looking statements that we make in this presentation speak only as of the date of such statements, and we undertake no obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Non-GAAP Financial Measures Certain financial measures presented herein, such as Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Restaurant Contribution and Restaurant Contribution Margin, are not recognized terms under accounting principles generally accepted in the United States (“GAAP”). Certain of these measures exclude a number of significant items, including interest expense and depreciation and amortization expense. Data and Information Contained in this Presentation Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of the Company. JOBS Act The Company is an “emerging growth company” within the meaning of the Jumpstart Our Business Startups Act. As a result, the Company will be subject to reduced public company reporting requirements.

Management Management Background Paul J.B. Murphy, III President, CEO & Director Joined Del Taco in 2009 Former CEO & President of Einstein Noah Restaurant Group More than 30 years of restaurant experience with a focus on limited service chains and a proven track record for brand growth, strategic planning and operations Larry Levy Chairman of the Board Over 37 years of experience in the food service industry Co-Founder and Former Chairman of Levy Restaurants, an international food service organization with over $1.0 billion in annual revenue Founder and Managing Partner of Levy Family Partners, which has made over 200 investments (including 30 in the restaurant/hospitality industry) Steven L. Brake EVP & CFO Joined Del Taco in 2003 and was promoted to CFO in 2010 Previously worked at Arthur Andersen and KPMG LLP John D. Cappasola, Jr. EVP & Chief Brand Officer Joined Del Taco in 2008 and was promoted to Chief Brand Officer in 2011 Previously spent 16 years with Blockbuster in strategic marketing and concept development, field marketing and various operational roles

Investment Highlights Growth Strategies Financial Overview Agenda

Investment Highlights Leading Mexican QSR Chain with Loyal Following Successful Brand Strategy: “Combined Solutions” in Early Stages Our Position: We Start with Fresh & Serve with Value Our Food: UnFreshingBelievable® Our Menu: Diverse Menu Targets Broad Consumer Base Our Price: High Quality Food at a Tremendous Value Significant Whitespace for Growth in Both Existing and New Markets Attractive Financial Profile Proven & Experienced Management Team Delivering Results

Del Taco at a Glance Based on unit count. Represents FY2014 data. #2 Mexican QSR concept in the U.S.(1) Regional icon on West Coast Differentiated menu showcases a mix of Mexican-inspired cuisine and American classics Our Concept Positioned for Growth Attractive balance of traffic and check growth driving sales momentum Strong unit economics Optimized balance sheet Key Statistics System-wide sales of $656 million(2) 304 Company / 243 Franchised Restaurants as of Q3 2015 $1.3 million Company Average Unit Volume(2) $6.49 System-wide Average Check(2) 13 consecutive quarters of Company-owned SSS Growth Regional Icon with Whitespace for Growth Significant Same Store Sales (“SSS”) Momentum 243 122 39 1 3 7 3 34 6 28 22 5 12 2 2 6 1 2 5 1 2 Company-owned: 304 Franchised: 242(1) Excludes one franchised restaurant in Guam.

Brand Positioning: We Start with Fresh & Serve with Value Del Taco Combines the Best Attributes from both QSR and Fast Casual. We call this QSR+ Quick Service Speed of Service and Value Proposition Fast Casual High Quality Food and Dining Experience Strong Value Proposition Convenience & Speed Drive-Thru Option 24-Hour Service Model ü ü ü ü Working Kitchen Fresh Ingredients High Quality Food Differentiated Guest Experience ü ü ü ü ü ü ü ü ü ü ü ü QSR Fast Casual QSR+

Attractive Positioning in the Growing Mexican Category

- Mexican limited service restaurants ("LSR") sales are outperforming the broader restaurant industry
- Del Taco has a differentiated QSR+ positioning with advantages over Taco Bell and Chipotle
  - Exceeds QSR standards by offering a high quality, fresh made-to-order menu
  - Advantages over Fast Casual concepts with superior convenience, speed and value proposition

Positioned at the Intersection of Quality & Value



Value / Affordability
Quality
DEL TACO
TACO BELL
CHIPOTLE MEXICAN GRILL

Favorable Industry Tailwinds

($Billions)



Top 500 Total LSR Sales
+4.0%
+3.9%
$221.8
$230.7
$239.7
2013
2014
2015E



Top 500 LSR Mexican Sales
+9.5%
+8.5%
$18.0
$19.7
$21.4
2013
2014
2015E

Mexican QSR 2014 System-wide Units



5,921
546
415
393
174
173
150
125
(1)
System wide 2014 Sales ($millions)
$8,200
$656
$730
$329
$316
$303
$81
$78

Source: Industry data provided by Technomic Top 500 report.
(1) Represents Del Taco's U.S. footprint. Excludes 1 franchised restaurant in Guam.

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Accelerating Financial Performance Across the System Same Store Sales Momentum Driven by Attractive Balance of Growth in Traffic and Check Source: Public company filings. Note: Weighted QSR average includes Burger King, Jack in the Box, Kentucky Fried Chicken, McDonald’s, Popeye’s, Sonic, Taco Bell and Wendy’s. Weighted average based on unit count.

Real working kitchens High quality food made-to-order Marinated chicken freshly grilled in restaurant 100% real cheddar cheese grated fresh daily Whole pinto beans slow cooked in our kitchens Hand Sliced Fresh Avocado Salsa made from scratch with fresh tomatoes and cilantro Working kitchens and made-to-order offerings support QSR+ positioning and provide competitive and structural cost advantages Our Food: Fresh and High Quality

High Quality Food at a Tremendous Value

	Del Taco	Taco Bell	Del Taco	Chipotle
				
Menu Item	Grilled Chicken Taco	Chicken Soft Taco	Epic Chicken Chipotle Ranch	Chicken Burrito
Description	Freshly grilled, marinated chicken, savory secret sauce, crisp lettuce, and freshly hand-grated cheddar cheese, in a warm flour tortilla	A warm, soft flour tortilla filled with shredded chicken, topped with crisp lettuce and real cheddar cheese	Marinated grilled chicken, fresca lime rice, tangy chipotle and cool ranch sauces, crisp bacon, freshly-grated cheddar cheese, crisp lettuce, tangy guacamole and handmade pico de gallo salsa	Flour tortilla, choice of cilantro-lime rice, pinto or black beans, grilled chicken, salsa and cheese or sour cream
Price	**$1.00**	**$1.87**	**$4.99**	**$6.70**

	Del Taco	Taco Bell	Chipotle
			
Menu Item	Pollo Asado Grilled Chicken Bowl	Chicken Cantina Bowl	Chicken Burrito Bowl
Description	Freshly grilled chicken, seasoned black beans, diced onions, fresh cilantro, and handmade pico de gallo, served over Fresca Lime rice	Fire-grilled chicken, lettuce, guacamole, pico de gallo, avocado ranch dressing, cheddar cheese and cool sour cream, all served with Latin rice and black beans	Freshly grilled chicken, choice of cilantro-lime rice, pinto or black beans, salsa, cheese and sour cream
Price	**$4.00**	**$4.99**	**$6.70**

Source: Company internal price survey as well as self-conducted survey of Los Angeles restaurant prices as of February 2015 and are subject to change.

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Foundation of Our Model: Combined Solutions Accelerating Operations Improvements Best Practice Improvement Fresh Value Pricing Platform New Engagement Platform & Advertising Campaign Guest Experience Measurement Menu and New Product Development Ambience Shake-Up Reimaged Stores with New Fresh Image Create a dramatically better guest experience Elevate the brand promise through new positioning, products and branded platforms Holistic Strategy Implemented in April 2013 that was Designed to Leverage Brand Strengths & Align Guest Experiences with an Elevated Brand Promise

Increase Same Store Sales Expand our Restaurant Base Enhance Restaurant Operations and Leverage Infrastructure Growth Strategies

Increasing SSS through Our Tiered Menu Strategy Caters to diverse preferences and budgets, capturing a broad consumer base irrespective of macroeconomic climate Leverages branded platforms to provide consumers with strong variety while enabling pricing flexibility and margin growth Each tier provides great value (price, flavor, quality, abundance) and targets specific guest segments Compelling Value to Consumers Product Innovation Platforms Buck & Under® Leverages Price Variety to Drive Traffic and Build Check Profit Growth Mid-Tier Leverages Variety and Targets Occasions to Grow Check Premium Leverages Freshness and Quality to Drive New Growth Grow Traffic and Check Start With Fresh, Serve with Value Tiered Menu Strategy Provides Something for All Budgets and Dining Occasions

Increasing SSS through Menu Innovation Innovative Food Platforms Track Record of Strong New Product Development State-Of-The-Art R&D Capabilities and Test Kitchen BUCK & UNDER MENU® EPIC BURRITOS® FRESCA BOWLS BUCK & UNDER MENU® TURKEY TACOS HANDCRAFTED ENSALADAS

Increasing SSS through Day-Part and Occasion Expansion Late-Night Day-Part Aligned day-part with brand position combined with leveraging value and new product platforms Expanded breakfast menu with Mid-Tier and Premium offerings Epic Scrambler Burrito Bacon & Egg Quesadilla Breakfast Day-Part Occasion Expansion #NEVER2LATE4DEL

Increasing SSS through Guest Engagement High Quality Food Fresh Ingredients Working Kitchen Value Affordability Speed & Convenience Changing the Conversation Surrounding Del Taco from Price Value to Quality… We Start with Fresh… …And Serve with Value “I’ve been going to Del Taco for years and I didn’t know they prepared the food fresh, on site… unbelievable.” - Food for Fueler “A freshly prepared bean and cheese burrito for $0.69, that’s unbelievable.” - Fast Food Fanatic “A 42 pound block of cheese, shredded throughout the day? Unbelievable.” - Fast Food Fanatic Latent Strengths Known Strengths In the Restaurant… On the Packaging… And in External Marketing

Increasing and Sustaining SSS through Our Ambiance Shake-Up Ambience Shake-Up: High impact restaurant reimage program focused on critical guest-facing elements Exterior refresh and interior upgrades signaled change and communicated Fresh, Quality and Value 100% of Company-owned restaurants completed by 2013 and 85% of system-wide restaurants reimaged to date Revitalized Exteriors Visual “Freshness Cues” More Inviting Dining Space

Operations Improvements Creating a Better Guest Experience We significantly improved overall guest satisfaction and generated higher “likelihood to return” and “recommend” scores among targeted guest segments through operations-focused Combined Solutions elements Best Practice Improvement Accelerating Operations Improvement Guest Experience Measurement Balanced Scorecard Focused on Top and Bottom Lines Improvements being driven by an operating system that provides a consistent framework for planning, execution and measurement Guest Top Box Rating Improvement

Accelerating Our Unit Growth 50‐year heritage in core Southern California market with strong brand presence and meaningful new unit in‐fill upside Success in multiple markets beyond Southern California, including Sacramento, Las Vegas, Salt Lake City, Phoenix and Denver, with Company joining franchisees in Denver by early 2017 Near-term growth will largely be focused in lower-risk existing markets that leverage Del Taco’s brand awareness, scale and efficiencies Significant in-fill opportunity with 400+ company and franchise restaurants identified in established markets(1) In-Fill Opportunities Selectively enter new geographies with attractive demographics Multiple new untapped markets identified in a study prepared by a leading national consulting firm Clustering of locations in new market entry to drive brand awareness and establish local critical mass New Markets Continue to grow franchise base through existing franchisees and recruiting new franchisees New franchise development agreements in New Jersey and Tennessee in addition to a robust pipeline of existing franchise development agreements Outreach efforts through brand public relations, trade shows, publications and lead generation has stimulated an increase in attendance and pace of Discovery Days Franchise Growth Serves as a catalyst to attract well qualified franchisees to accelerate growth in established and emerging markets Provides flexibility to optimize the existing restaurant base to generate recurring revenue and cash flows while driving margin improvement and a migration toward a more asset light model Strategic Refranchising Opportunity Based on internal analysis and a study prepared by a leading national consulting firm.

Significant Unit Growth Opportunity Source: Public company filings. Based on internal analysis and a study prepared by a leading national consulting firm. Excludes 1 franchised restaurant in Guam. Percentage of Domestic Potential Unit Growth Remaining Unit Potential 2,000+ 2,300 2,000 4,000 8,000 # of States 16 5 47 44 50 Units 546(2) 420 661 1,895 6,314 (1) Del Taco’s New Restaurant Opportunity Total U.S. Store Potential of 2,000+ Stores, Including 400+ Additional Units in Established Markets

Our New Restaurant Prototype Design aligns brand Identity and QSR+ positioning Provides restaurant design needed to execute growth strategy New restaurant incorporates: Modern exterior with attractive interior features Quality cues evolved to include freshness cooler More open view of our fresh cooking processes Flexible prototype with potential sizes of 2,000 – 2,400 square feet

 Year 3 Target ($Thousands) Average Unit Volume ~$1,350 Restaurant Contribution Margin(1) ~17% Net Investment Cost ~$900 Cash-on-Cash Return ~25% Attractive Company-Operated Unit Economic Model 23 Restaurant contribution is defined as company restaurant sales less company restaurant expenses. Restaurant contribution margin is defined as restaurant contribution as a percentage of company restaurant sales.

Continued Strong Momentum into Q3 2015 Optimized Balance Sheet for Future Growth Industry Leading Food Cost Management Financial Overview

Financial Summary

Total Revenue
($millions)



Franchise Revenue and Sublease Income
Company Restaurant Sales
$360.1
$14.5
$345.6
$371.0
$14.7
$356.3
$396.0
$15.2
$380.8
$421.5
$16.0
$405.5
2012
2013
2014
2015E(4)

	2012	2013	2014	2015E(4)
SSS % ***(CO / FR)***	***0.0% / (0.3%)***	***1.8% / 0.2%***	***5.3% / 5.2%***	***~5.75%(1)***

Restaurant Contribution(2) and Margin
($millions)



$59.6
17.2%
$64.8
18.2%
$71.2
18.7%
$79.5
19.6%
2012
2013
2014
2015E(4)

Adjusted EBITDA(3) and Margin
($millions)



$52.0
14.4%
$55.6
15.0%
$58.8
14.9%
$64.5
15.3%
2012
2013
2014
2015E(4)

Adjusted EBITDA(3) Less Capex and % Conversion(5)
($millions)



$21.9
42.2%
$33.3
59.9%
$41.4
70.4%
$38.3
59.3%
2012
2013
2014
2015E(4)

(1) Represent company and franchised restaurants.
(2) Restaurant contribution is defined as company restaurant sales less company restaurant expenses. Restaurant contribution margin is defined as restaurant contribution as a percentage of company restaurant sales. Please refer to the Appendix for Fiscal 2014, 2013 and 2012 reconciliation schedules.
(3) Adjusted EBITDA represents a non-GAAP measure of financial results and reflects net income (loss) before interest expense, provision for income taxes, depreciation, amortization and items that we do not consider representative of our ongoing operating performance. Please refer to the Appendix for Fiscal 2014, 2013 and 2012 reconciliation schedules.
(4) 2015E reflects recent fiscal 2015 guidance included in the October 19, 2015 earnings release.
(5) Defined as (Adjusted EBITDA – Capex) / Adjusted EBITDA.

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Strong Momentum Continues in Q3 2015 Restaurant contribution is defined as company restaurant sales less company restaurant expenses. Restaurant contribution margin is defined as restaurant contribution as a percentage of company restaurant sales. Please refer to the Appendix for Q3 2014 and Q3 2015 reconciliation schedules. Adjusted EBITDA represents a non-GAAP measure of financial results and reflects net income (loss) before interest expense, provision for income taxes, depreciation, amortization and items that we do not consider representative of our ongoing operating performance. Please refer to the Appendix for Q3 2014 and Q3 2015 reconciliation schedules. Same Store Sales Two Year Stack Total Revenue ($millions) Restaurant Contribution(1) and Margin ($millions) Adjusted EBITDA(2) and Margin ($millions) 15.6% Y-o-Y Growth 9.6% Y-o-Y Growth 6.7% Y-o-Y Growth

Appendix

Adjusted EBITDA and Restaurant Contribution Reconciliation Includes non-cash, stock-based compensation. Loss on disposal of assets includes the loss on disposal of assets related to retirements and replacement or write-off of leasehold improvements or equipment. Includes costs related to impairment of long-lived assets. Includes costs related to closing restaurants, consisting solely of accretion expense during Q1 2014 and Q1 2015. Includes costs associated with our debt refinancing transactions in April 2013 and April 2014. Includes costs related to the strategic sale process which commenced during 2014 and resulted in the stock purchase agreement with Levy Acquisition Company. Relates to our fair value adjustments to the outstanding warrants issued to GSMP. Pre-opening costs consist of costs directly associated with the opening of new restaurants and incurred prior to opening, including restaurant labor, supplies, rent expense and other related pre-opening costs. These are generally incurred over the three to five months prior to opening. Includes a $1.8 million increase in workers’ compensation expense during Fiscal 2014 due to higher payments and reserves related to underlying claims activity.